 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 27, 2007

GENER8XION ENTERTAINMENT, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-15382 (COMMISSION FILE NUMBER)	13-3341562 (I.R.S. EMPLOYER IDENTIFICATION NO.)

2021 Lincoln Street Burbank, CA 91504 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (818) 843-4560 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4--MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant

On February 27, 2007, Gener8Xion Entertainment, Inc. (the "Company") appointed Farber Hass Hurley & McEwen LLP (the "New Accountants") as the registered independent accounting firm to audit the financial statements of the Company for the year ending October 31, 2007. Concurrent with the appointment of the New Accountants, Stonefield Josephson, Inc. (“Stonefield”) were dismissed as the Company's registered independent accounting firm. The Board of Directors approved this decision on February 27, 2007.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended October 31, 2006 and 2005 and in the subsequent interim periods, there were no disagreements with the Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Stonefield, would have caused Stonefield to make reference to the matter in their reports.

The reports of Stonefield on the Company's financial statements for the Company's two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope, or accounting principles. The reports of Stonefield on the two most recent fiscal years did contain a modification for a going concern uncertainty. In addition, Stonefield recommended to the Company’s Audit Committee that additional staff be hired to reduce weakness in the Company’s financial reporting and internal controls which gave rise to significant adjustments arising from the audit process.

During the Company's two most recent fiscal years and the subsequent interim period through the date of engagement of the New Accountants, the Company did not consult the New Accountants regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

There were no reportable events as that term is described in Item 304(a)(1)(iv) (A)-(E) of Regulation S-B.

A letter from Stonefield addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B, stating that they agree with the disclosures made by the Company in this Report on Form 8-K has been filed as an exhibit to this Report on Form 8-K.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

16.2	Letter from Stonefield Josephson, Inc. addressed to the Securities and Exchange Commission in accordance with Item 304(a)(3) of Regulation S-B, dated March 5, 2007.*

16.3	Letter from the Company addressed to the Securities and Exchange Commission dated March 5, 2007 in rebuttal to the March 5, 2007 letter from Stonefield Josephson, Inc.*

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8XION ENTERTAINMENT, INC.
(Registrant)

Date: March 6, 2007	By: /s/ Matthew Crouch Name: Matthew Crouch Title: Chief Executive Officer

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